Exhibit 99.2

Execution Version

EXCHANGE AGREEMENT

Bruce Fund, Inc. (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with MannKind Corporation (the “Company”) on August 6, 2019 whereby the Holders will exchange the Company’s 5.75% Convertible Senior Subordinated Exchange Notes due 2021 (the “Existing Notes”) for (i) the cash amount as specified below payable on the Closing Date (as defined below) (the “Closing Date Cash Payment”), (ii) shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) to be issued as of the Closing Date (the “Closing Date Share Payment”), (iii) the Company’s new 5.75% Convertible Senior Subordinated Exchange Notes due 2024 (the “New Notes”) that will be issued pursuant to the provisions of an Indenture (the “Indenture”) to be dated as of the Closing Date (the “Note Exchange,” and together with the Closing Date Cash Payment and the Closing Date Share Payment, the “Closing Date Consideration”), (iv) shares of Common Stock to be issued on August 15, 2019 for payment of accrued and unpaid interest on the Existing Notes owed as of the Closing Date (the “Accrued Interest Consideration”), (v) one or more promissory notes issued by the Company memorializing additional payments of an aggregate amount equal to $2,630,750 on or prior to June 30, 2020 to be dated as of the Closing Date (the “June Note”), and (v) one or more promissory notes issued by the Company memorializing additional payments of an aggregate amount equal to $2,630,750 on or prior to December 31, 2020 to be dated as of the Closing Date (the “December Note,” and together with the June Note, the “Additional Notes”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Exchange of the Existing Notes

At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the following aggregate principal amount of Existing Notes, and in exchange therefor the Company hereby agrees to issue or pay, as the case may be, to the Holders the consideration described below (such exchange, the “Exchange”):

Aggregate principal amount of Existing Notes to be Exchanged:	$18,690,000 (the “Exchanged Notes”)

Closing Date Consideration

Closing Date Share Payment:	4,017,857 shares of Common Stock
Closing Date Cash Payment:	$1,470,147.92
Aggregate principal amount of New Notes to be issued in the Exchange	$5,000,000

Accrued Interest Consideration

August 15 Interest Payment Consideration:	$537,337.5 (payable in shares of Common Stock as calculated pursuant to the terms hereof)

Additional Notes

June Note	$2,630,750
December Note	$2,630,750

The closing of the Exchange (the “Closing”) shall occur on a date (the “Closing Date”) that is no later than five business days after the date of this Agreement; provided that the Closing shall take place concurrently with the consummation of those certain credit facilities to be provided under that certain Credit and Security Agreement, expected to be dated as of August 6, 2019, by and between the Company, MannKind LLC, the lenders party thereto and MidCap Financial Trust as administrative agent for such lenders (in such capacity, the “MidCap Agent”).

At the Closing, (a) each Holder shall (i) deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens; and (ii) sign a subordination agreement with the MidCap Agent in the form of Exhibit B hereto, and (b) the Company shall: (i) pay to each Holder the cash amount set forth opposite such Holder’s name on Exhibit A; (ii) deliver to each Holder a Physical Note (as defined in the Indenture), registered in the name of such Holder or in such other name as such Holder shall request, in the aggregate principal amount of the New Notes set forth opposite such Holder’s name on Exhibit A hereto, duly executed by the Company and authenticated by the Trustee pursuant to the terms of the Indenture (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, all of the New Notes); (iii) issue to each Holder a number of shares of Common Stock (the “Closing Date Shares”) equal to the number of shares set forth opposite such Holder’s name on Exhibit A hereto; (iv) issue and deliver to each Holder the June Note, substantially in the form of Exhibit D hereto; and (v) issue and deliver to each Holder the December Note, substantially in the form of Exhibit E hereto; provided, however, that the parties acknowledge that the delivery of the Closing Date Shares to the Holders may be delayed due to procedures and mechanics within the system of the Depository Trust Company or The NASDAQ Global Market or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect the issuance of the Common Stock, and (ii) such delay is no longer than five business days. Notwithstanding the foregoing, for the avoidance of doubt, as of the Closing, the Holder shall be deemed for all corporate purposes to have become the legal and record holder of Closing Date Shares without any further action by any party. In the event that any Closing Date Shares are not delivered on a timely basis in accordance herewith, the Holder shall have all available remedies available at law or in equity.

For the avoidance of doubt, in the event of any delay in the Closing pursuant to the prior paragraph, the Holders shall not be required to deliver the Exchanged Notes until the Closing occurs. The cancellation of the Exchanged Notes shall be effected via physical delivery to the trustee under the Indenture pursuant to the instructions to be provided by the Company. The issuance of the New Shares (as defined below) shall be effected via DWAC (or other book-entry procedures) pursuant to the instructions to be provided by each Holder (in the case of the New Shares) after the execution of this Agreement. The delivery of New Notes shall be effected pursuant to the instructions to be provided by each Holder after the execution of this Agreement. The Company and each Holder shall provide such respective instructions to the Undersigned for settlement of the Exchange.

Further, on August 15, 2019, the Company shall pay to each Holder the amount of Accrued Interest Consideration payable on August 15, 2019 set forth opposite such Holder’s name on Exhibit A in validly issued, fully paid and non-assessable shares of Common Stock (the “Accrued Interest Shares” together with the Closing Date Shares, the “New Shares”) so long as each of the Equity Conditions (as defined in the Indenture, as if the Accrued Interest Shares were “Interest Shares,” the applicable payment date was an “Interest Payment Date” and the “Interest Share Payment Notice” was deemed to have been given pursuant to this Exchange Agreement) are satisfied on each day during the Equity Conditions Measuring Period applicable to such payment date. Accrued Interest Consideration shall be paid in a number of validly issued, fully paid and non-assessable shares of Common Stock equal to the quotient of (1) the amount of the Accrued Interest Consideration payable on such payment date less any such payment paid in cash, divided by (2) the Last Reported Sale Price (as defined in the Indenture) on the Trading Day immediately prior to August 15, 2019. If the issuance of Accrued Interest Shares would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock to the nearest whole share (with 0.5 being rounded up). On August 15, 2019, the Company shall (A) provided that the Company’s stock transfer agent is participating in the DTC Fast Automated Securities Transfer Program, upon the request of a Holder, credit such aggregate number of Accrued Interest Shares to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (B) if the stock transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, or upon request of a Holder, issue and deliver to the Trustee no later than the second (2) Business Day after the applicable payment date certificates registered in the name of each registered Holder for the number of Accrued Interest Shares to which each Holder shall be entitled, (C) deposit such Accrued Interest Shares with the Depositary in accordance with the Applicable Procedures (as defined in the Indenture), or (D) otherwise deliver the applicable Accrued Interest Shares in accordance with procedures reasonably acceptable to the Holder.

Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and all such covenants, representations and warranties shall survive the Closing.

Section 2.1    Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Exchanged Notes, (iii) the amount of the Closing Date Cash Payment and the number of Closing Date Shares to be issued to such Account in respect of its Exchanged Notes, (iv) the principal amount of New Notes to be delivered in respect of its Exchanged Notes, (v) the amount of the Accrued Interest Consideration in respect of the Exchange Notes, and (vi) the amount of the Deferred Consideration payable to such Account in respect of each of June 30, 2020 and December 31, 2020 Deferred Consideration Due Dates in respect of its Exchange Notes.

Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3    Title to the Exchanged Notes. The Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes). The Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon the Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens created by the Holder.

Section 2.4    Qualified Institutional Buyer. The Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act and is acquiring the New Notes and the shares of Common Stock hereunder for investment for its own respective account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act.

Section 2.5    No Affiliate Status. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (i) less than 5% of the outstanding Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). Immediately after the receipt by the Holder of the New Notes and the Common Stock in the Exchange on the Closing Date, the aggregate number of shares of Common Stock owned by the Holder and its Affiliates, together with the aggregate number of shares equal to the notional value of any “long” derivative transaction relating to such Common Stock to which the Holder or its Affiliate is a party (excluding derivative transactions relating to broad based indices and any interest in the Existing Notes), will not exceed 4.9% of the outstanding Common Stock. The Holder is not a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Holder.

Section 2.6    No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company or any other person regarding the Exchange, this Agreement or an investment in the New Notes or the Common Stock or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holder’s respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.

Section 2.7    Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the

Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Company concerning the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Exchange, and that such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and that such Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Common Stock or made any finding or determination concerning the fairness or advisability of this investment, (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives, except for the representations and warranties made by the Company in this Agreement, (f) any disclosure documents provided in connection with the Exchange are the responsibility of the Company, (g) no statement or written material contrary to this Agreement has been made or given to the Holder by or on behalf of the Company and (h) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the New Notes, the Deferred Consideration and the Common Stock and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Existing Notes, the New Notes and/or the Common Stock. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the Common Stock or a disposition of the Existing Notes, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to the Holder.

The Holder also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of such Holder’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.

The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably deemed by the Company, the trustee for the Existing Notes or the trustee for the New Notes or transfer agent for the Common Stock to be necessary or desirable to complete the Exchange.

Section 2.8    Tax Consequences of the Exchange. The Holder understands that the tax consequences of the Exchange will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Section 2.9    Tax Reporting. On or prior to the Closing, the Undersigned shall deliver to the Company completed IRS Forms W-9 or W-8, as applicable, with regards to each Holder.

Section 2.10    No Public Market. The Undersigned acknowledges and agrees on behalf of itself and each Holder that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1    Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture, substantially in the form of Exhibit C hereto (with such changes as requested by the trustee thereunder to comply with the trustee’s documentation requirements and standards), will have been duly executed and delivered by the Company and will govern the terms of the New Notes, and the Indenture will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3    Validity of the Holders’ New Notes. The Holders’ New Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Holder pursuant to the Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Holders’ New Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holders’ New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ New Notes (a) will be issued in the Note Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holders’ New Notes. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the New Notes may be tacked onto the holding period of the Exchanged Notes and the Company agrees not to take a position contrary thereto.

Section 3.4    Validity of Underlying Common Stock. The Holders’ New Notes will at the Closing be convertible into shares of the Common Stock (the “Conversion Shares”) in accordance with the terms of the Indenture. The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the Holders’ New Notes and, when issued upon conversion of the Holders’ New Notes in accordance with the terms of the Holders’ New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5    Validity of the Holders’ New Shares. The Closing Date Shares (a) have been duly authorized by the Company and, upon their issuance pursuant to the Common Stock Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Closing Date Shares will be validly issued, fully-paid and non-assessable and (b) will not, as of the date of issuance, be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of the Holders’ representations and warranties hereunder, the Closing Date Shares (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to either Section 3(a)(9) or Section 4(a)(2) of the Securities Act and will be issued without any restrictive legend, (b) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of each Holder’s Closing Date Shares.

Section 3.6    Listing. At the Closing, the Closing Date Shares and the Conversion Shares (as defined in the Indenture) shall be approved for listing on The NASDAQ Global Market, subject to notice of issuance.

Section 3.7    Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed).

Article IV: Miscellaneous

Section 4.1    Entire Agreement. This Agreement and, with respect to the Note Exchange, the Indenture, and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3    Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

Section 4.4    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.5    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“COMPANY”:

MANNKIND CORPORATION

By:	/s/ Steven Binder
Name:	Steven Binder
Title:	Chief Financial Officer

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

BRUCE FUND, INC.
(in its capacities described in the first paragraph hereof)

By:	/s/ R. Jeffrey Bruce
Name:	R. Jeffrey Bruce
Title:	Vice President

EXHIBIT A

Exchanging Beneficial Owners

Holder Name and Address	Exchanged Notes (principal amount of Existing Notes to be exchanged for New Notes and New Shares)	Closing Date Cash Payment	Closing Date Shares (number of shares of Common Stock to be issued in exchange for Exchanged Notes)	New Notes (principal amount of New Notes to be issued in exchange for Exchanged Notes)	August 15, 2019 Interest Payment Consideration	June Note	December Note
Bruce Fund, Inc.	$18,690,000	$1,470,147.92	4,017,857	$5,000,000	$537,337.5 (payable in shares of Common Stock as calculated pursuant to the terms hereof)	$2,630,750	$2,630,750

DTC Participant Information*

DTC Participant Number: 2305

DTC Participant Name: Huntington National Bank

DTC Participant Phone Number: 614 331 9742

DTC Participant Email: Zachary.j.leibold@huntington.com

FFC Account #: 1041040522

Account # at Bank/Broker:

*	DTC Participant information to be provided for each Holder.

Execution Version

EXHIBIT B

Form of Subordination Agreement

Execution Version

EXHIBIT C

Form of Indenture

Execution Version

EXHIBIT D

Form of June Note

Execution Version

EXHIBIT E

Form of December Note